Supplement to the
Software and IT Services Portfolio
April 29, 2016
Summary Prospectus

Effective December 12, 2016, the redemption fee for Software and IT Services Portfolio has been removed.

SOF-SUM-16-01 1.9880371.100	December 1, 2016